SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 3, 2000
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                      MGI PROPERTIES LIQUIDATING TRUST
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    (Exact name of registrant as specified in its charter)


    Massachusetts                   1-6833           04-3532592
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


           50 Congress Street, Suite 222, Boston, Massachusetts 02109
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 248-2300
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Item 5.  Other Events.
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               On November 3, MGI  Properties  Liquidating  Trust  completed the sale of two of its remaining three properties, an office complex and an adjacent property, both located in Tampa, Florida, for an aggregate sale price of $6.3 million. This sale price is prior to the payment of sale costs common to a transaction of this type and size.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MGI PROPERTIES LIQUIDATING TRUST
                                       --------------------------------
                                       (Registrant)



Dated: November 10, 2000               By: /s/ Phillip C. Vitali
                                           -----------------------------
                                           Name: Phillip C. Vitali
                                           Title: Executive Vice President
                                                  and Treasurer